                                                                    EXHIBIT 1.1


                        ASSISTED LIVING CONCEPTS, INC.

                   [__________ SHARES OF __________ STOCK*]

                     [$_____ AGGREGATE PRINCIPAL AMOUNT OF
                       ___% __________ DUE _______ *]


                            UNDERWRITING AGREEMENT
                            ----------------------

                                                           _______________, ____


________________________
________________________
________________________
________________________
________________________

Dear Sirs:

          Assisted Living Concepts, Inc., a Nevada corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representative[s] (in such capacit[y] [ies], the "Representative[s]"), [an aggregate of _______ shares of the Company's _________ Stock, par value $_____ per share (the "_____ Stock")] [$_______ aggregate principal amount of ___% __________ Due _______ (the "Debentures/Notes")] (the "Firm Securities"). The Company has also agreed to issue and sell pursuant to an option, subject to the terms and conditions hereof, up to [_____ additional shares of _____ Stock] [$_____ aggregate principal amount of Debenture/Notes]. Any and all [shares of _____ Stock] [Debentures/Notes] to be issued and sold pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities." [The Securities are to be issued pursuant to an indenture dated __________, ____ (the "Indenture") between the Company and Harris Trust and Savings Bank, as Trustee (the "Trustee").] [The Securities will be convertible at the option of the holder thereof at any time prior to the close of business on any date fixed for redemption, unless earlier redeemed, into shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock").] The Company hereby confirms its agreement with the several Underwriters, as set forth below. If you are the only Underwriter[s], all references herein to the Representative[s] shall be deemed to be the Underwriters.

     1.   Agreements to Sell and Purchase.

          (a) The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, upon the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, and at a

_____________________________

/*/ Plus an option to purchase from the Company up to [____ shares] [$_____ aggregate principal amount of __% Due ____] to cover over-allotments.
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purchase price [of $___ per share,] [equal to ___% of the principal amount thereof, together with accrued interest, if any, from __________, ____ to the Firm Closing Date (as hereinafter defined),] the [number] [aggregate principal amount] of Firm Securities set forth opposite the name of such Underwriter in Schedule1 hereto. The Company shall deliver, or cause to be delivered, to the Representative[s] for the respective accounts of the Underwriters, one or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representative[s] request upon notice to the Company at least 48 hours prior to the Firm Closing Date (as hereinafter defined), against payment by or on behalf of the Underwriters of the purchase price therefor by certified or official bank check or checks drawn upon or by a New York Clearing House bank and payable in next-day funds to the order of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071 at 6:30 A.M., Los Angeles time, on ___________, ____, or at such other place, time or date as the Representative[s] and the Company may agree upon or as the Representative[s] may determine pursuant to Section9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representative[s] at the offices in New York, New York of the Company's transfer agent or registrar at least 24 hours prior to the Firm Closing Date.

          (b) Solely for the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus (as hereinafter defined), the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same [price per share as the price per share for the Firm Securities sold by the Company] [percentage of the principal amount thereof as] set forth above in paragraph (a) of this Section1. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus. The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to any exercise of such option. The Representative[s] may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate amount of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representative[s] but shall not be earlier than two business days or later than seven business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representative[s] and the Company may agree upon or as the Representative[s] may determine pursuant to Section 8 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the

Underwriters (severally and not jointly) shall become obligated to purchase from the Company the same percentage of the total [number] [principal amount] of the Option Securities as to which the several Underwriters are then exercising the option, as such Underwriter is obligated to purchase of the aggregate [number] [principal amount] of Firm Securities[.] [, as adjusted by the Representative[s] in such manner as they deem advisable to avoid fractional Shares]. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 1, except that reference therein to the Firm Securities an the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

          (c) It is understood that [any] [either] [of] you, individually and not as one of the Representative[s], may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     2.   Representations and Warranties. The Company represents and warrants
          ------------------------------
to, and agrees with, each of the several Underwriters that:

          (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a "shelf" registration statement on Form S-3 (File No. 333-_______), which has become effective, relating to shares of Common Stock, certain debt securities and shares of the Company's Preferred Stock, $0.01 par value per share. The Company will promptly file with the Commission a supplement to the form of prospectus included in such registration statement specifically relating to the Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). Such registration statement, as amended at the date hereof, meets the requirements of Rule 415 under the Act. As used in this Agreement, the term "Registration Statement" means such registration statement as amended at the date hereof, including exhibits, financial statements, schedules and documents incorporated by reference therein. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the Securities as filed with the Commission pursuant to such Rule 424. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date hereof or the date of the Prospectus, as the case may be, and any reference herein to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date and through the date of such amendment or supplement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission.

          (ii) When the Registration Statement or any amendment thereto was declared effective, as of the date hereof, and at the time any amendment to the Registration Statement filed after the date hereof becomes effective (including the filing of any document incorporated by reference in the Registration Statement), the Registration Statement (i) met, meets and will meet, as the case may be, the requirements set forth in Rule 415(a)(1) under the Act and complied, complies and will comply as the case may be, in all material respects with said Rule, (ii) contained, contains and will contain, as the case may be, all statements required to be stated therein in accordance with, and complied, complies and will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (iii) did not, does not and will not, as the case may be, include any untrue statement o f a material fact or omit to state any material fact necessary to make the statements therein not misleading. As of the date hereof, and when the Prospectus is filed with the Commission pursuant to Rule 424(b), on the date when the Prospectus is otherwise supplemented and on the Firm Closing Date and any Option Closing Date, the Prospectus (as supplemented as of any such time), (i) contains and will contain, as the case may be, all statements required to be stated therein in accordance with, and complies and will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) does not and will not, as the case may be, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph(b) do not apply to statements or omissions made in the Prospectus or the Registration Statement or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative[s] specifically for use therein.

          (iii) The Company is a Nevada corporation in good standing under the laws of the State of Nevada. Each of the subsidiaries of the Company (the "Subsidiaries") has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization; and each of the Company and its Subsidiaries is duly qualified to transact business as a foreign organization and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a material liability or disability to the Company and its Subsidiaries, taken as a whole.

          (iv) The Company and each of its Subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

          (v) The shares of capital stock owned by the Company which have been issued by the Company's corporate Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims, except for pledges of such shares in connection with indebtedness included on the balance sheets of the Company and its consolidated subsidiaries incorporated by reference into the Registration Statement and the Prospectus.

          (vi) The Company has an authorized capitalization as set forth in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. [The Firm Securities have been duly authorized and at the Firm Closing Date, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable.] [The Firm Securities have been duly authorized and the Common Stock initially issuable upon conversion of the Firm Securities has been duly authorized and reserved for issuance, and when the Indenture has been duly executed and delivered by the Company and the Trustee (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and the Firm Securities have been duly executed by the Company, authenticated by the Trustee, and issued and delivered in accordance with their terms, the Firm Securities will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, the Firm Securities will be convertible into Common Stock in accordance with the terms of the Indenture, and the Common Stock initially issuable upon such conversion of the Firm Securities, when issued and delivered in accordance with the provisions of the Indenture, will be validly issued, fully paid and nonassessable; and the Firm Securities will conform to the description of the Firm Securities contained in the Prospectus.) No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities , and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement, except where such rights have been waived.

          [(vii) The Indenture has been duly authorized and has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and when the Indenture has been duly executed and delivered by the

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     Company and the Trustee (assuming the due authorization, execution and delivery of the Indenture by the Trustee), the Indenture will constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, freorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.]

          (viii) The shares of capital stock of the Company conform to the description thereof incorporated by reference in the Prospectus.

          (ix) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries incorporated by reference into the Registration Statement and the Prospectus fairly present the financial condition, results of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth in the Company's
     (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and (ii) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997 and June 30, 1997, fairly present, on the basis stated in such Annual Report, the information included therein.

          (x) KPMG Peat Marwick LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules incorporated in the Registration Statement and the Prospectus, are independent public accountants as required by the Act, the Exchange Act and the related published rules and regulations thereunder.

          (xi) The execution and delivery of this Agreement has been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general principles of equity and, with respect to indemnification, public policy.

          (xii) No legal or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or to which the property of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein and no such proceedings have been threatened against the Company or any of its Subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the

     Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

          (xiii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any of its shares of Common Stock.

          (xiv) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, [the issuance of the Common Stock issuable upon conversion of the Securities,] the compliance by the Company with the other provisions of this Agreement and the Indenture and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its Subsidiaries.

          (xv) The Company is not required to be registered under the Investment Company Act of 1940, as amended.

          (xvi) The Company and each of its Subsidiaries have good and marketable title to all real properties, and interests in real property, described in the Prospectus (including the documents incorporated by reference therein) as owned by each of them, in each case free and clear of all liens, charges, encumbrances and restrictions except such as are described in the Registration Statement or such as do not materially adversely affect the value of such property or interests or interfere with the use made or proposed to be made of such property or interests by the Company and each of its Subsidiaries; the Company has obtained satisfactory confirmations, except as is otherwise described in the Registration Statement, that the Company and each of its Subsidiaries has the

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     foregoing title to such real property and interests in real property; and
     any real property and buildings held under lease by the Company or any of its Subsidiaries, as the case may be, under valid, binding and enforceable leases conforming to any applicable description thereof set forth in or the documents incorporated by reference into the Registration Statement and the Prospectus, with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company, its Subsidiaries or any third party.

          (xvii) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representative[s] was or will be, when made, inaccurate, untrue or incorrect in any material respect.

          (xviii) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          [(xix) The Company has been advised by the American Stock Exchange that the Securities [and the shares of Common Stock issuable upon conversion of the Securities] will be listed for trading on the American Stock Exchange upon official notice of issuance.]

          (xx) Neither the Company nor any of its Subsidiaries is involved in any material labor dispute nor, to the best knowledge of the Company, is any such dispute threatened.

          (xxi) Neither the Company nor any of its Subsidiaries nor, to the Company's best knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary of the Company or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

          (xxii) Any certificate signed by any officer of the Company and delivered to the Representative[s] or to counsel for the Underwriters in connection with the transactions contemplated by this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          (xxiii) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries which would require disclosure in the Registration Statement and the Prospectus.

     3.   Representations and Warranties of the Underwriters.  Upon your
          --------------------------------------------------
authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus. [Each of] [t]he Representative[s] represent[s] and agree[s] that (i) it has not offered or sold and will not offer or sell in the United Kingdom, by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell shares or debentures (whether as principal or agent) or in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1985; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has issued or passed on and will issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Securities only if that person is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemption 3) Order 1988, as amended.

     4.   Agreements.  (a)  The Company covenants and agrees with each of the
          ----------
Underwriters that:

          (i) Subject to the next sentence, the Company will file the Prospectus with the Commission pursuant to Rule 424 under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act[,] [and] the Exchange Act [and the Trust Indenture Act] and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, any amendment or supplement to the Prospectus, or any amendment to the Registration Statement, of which the Representative[s] shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which filing the Representative[s] shall not have given their consent. The Company will advise the Representative[s], promptly after receiving notice thereof, of the time when (i) the Prospectus has been filed with the Commission and (ii) any amendment to the Registration Statement has been filed or declared effective or any amendment or supplement to the Prospectus has been filed and will provide evidence satisfactory to the Representative[s] of each such filing or effectiveness.

          (ii) The Company will advise the Representative[s], promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of the Prospectus, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction,
     (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending or supplementing the Registration Statement, for amending the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (iii) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representative[s] may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection
                                         --------  -------
     therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

          (iv) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representative[s] thereof and, subject to Section 4(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment to the Basic Prospectus or the Prospectus that corrects such statement or omission or effects such compliance.

          (v) The Company will, without charge, provide (i) to the Representative[s] and to counsel for the Underwriters, upon request, a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (ii) to each Underwriter, a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of the Prospectus or any amendment or supplement thereto as the Representative[s] may reasonably request.

          (vi) The Company, as soon as practicable, will make generally available to its security holders and to the Representative[s] a consolidated earnings statement of the Company and its Subsidiaries (which need not be audited) that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

          (vii) The Securities [and the shares of Common Stock issuable upon conversion of the Securities] will be listed on the American Stock Exchange, subject to notice of issuance].

          (viii) The Company and its executive officers will not, directly or indirectly, offer, sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, Common Stock for a period of 90 days after the date hereof without the prior written consent of the Representative[s].

          (ix) The Company intends to use, the net proceeds from the sale of the Securities sold by it hereunder as set forth under the "Use of Proceeds" in the Prospectus.

     5.   Expenses.  The Company will pay all costs and expenses incident to the
          --------
performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to
(i) the printing or other production of all documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities [and the Common Stock issuable upon conversion of the Securities], including transfer agent's and registrar's fees [and the fees of the Trustee], (v) the qualification of the Securities [and the Common Stock issuable upon conversion of the Securities] under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission relating to the Securities [and the Common Stock issuable upon conversion of the Securities], [(vii) the listing of the Securities [and the Common Stock issuable upon conversion of the Securities] on the American Stock Exchange] and (viii) expenses of Company personnel in connection with their attendance at meetings with prospective investors in the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section6 hereof is not satisfied, because this Agreement is terminated pursuant to Section10 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     6.   Conditions to the Underwriters' Obligations.  The obligations of the
          -------------------------------------------
several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representative[s]' sole discretion, to the accuracy in all material respects of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date as if made on and as of the Firm Closing Date, to the accuracy in all material respects of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representative[s], shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Representative[s] shall have received opinions, dated the Firm Closing Date, of Latham & Watkins and/or Schreck Morris, to the effect that:

          (i) the Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada. All of its subsidiaries listed on Exhibit A to such counsel's opinion (the "Subsidiaries") have been duly organized; and the Company and each of its Subsidiaries are validly existing as organizations in good standing under the laws of their respective jurisdictions of organization and are duly qualified to transact business as foreign corporations and are in good standing under the laws of the jurisdictions listed on Exhibit B to such counsel's opinion;

          (ii) the Company and each of the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

          (iii) the issued shares of capital stock owned by the Company which have been issued by each of the corporate Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear, to the best knowledge of such counsel, of any security interests, liens, encumbrances, equities or claims, except for pledges of such shares in connection with indebtedness included on the balance sheets of the Company and its consolidated Subsidiaries incorporated by reference into the Registration Statement and the Prospectus;

          (iv) the Company has an authorized capitalization as set forth in the Prospectus; all of the issued shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; [the Firm Securities sold by the Company hereunder have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable;] [the Firm Securities sold by the Company hereunder have been duly authorized and the Common Stock initially issuable upon conversion of the Firm Securities has been duly and validly authorized and reserved for issuance, and when the indenture has been duly executed and delivered by the Company and the Trustee and the Firm Securities have been duly executed by the Company, authenticated by the Trustee, and issued and delivered in accordance with their terms, the Firm Securities will then constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, the Firm Securities will be convertible into Common Stock in accordance with the terms of the Indenture, and the Common Stock initially issuable upon such conversion, when issued and delivered in accordance with the provisions of the Indenture, will be validly issued, fully paid and nonassessable;] [the Securities [and the Common Stock issuable upon conversion of the Securities] have been duly authorized for listing, subject to official notice of issuance, on the American Stock Exchange;] to such counsel's best knowledge, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities [or the Common Stock issuable upon conversion of the Securities]; and to such counsel's best knowledge, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

          [(v)   the Indenture has been duly authorized and has been duly
     qualified under the Trust Indenture Act, and when the Indenture has been executed and delivered by the Company and the Trustee (and assuming the due authorization, execution and delivery of the Indenture by the Trustee) the Indenture will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity;]

          (vi) the description of the Common Stock incorporated by reference into the Prospectus, insofar as such statements purport to summarize certain provisions of the Common Stock, provides a fair summary of such provisions[, and the description of the Securities in the Prospectus, insofar as such statements purport to summarize certain provisions of the Securities, provides a fair summary of such provisions];

          (vii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity and except as right to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws;

          (viii) to such counsel's knowledge, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and to such counsel's best knowledge, no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

          (ix) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, [the issuance of the Common Stock issuable upon conversion of the Securities,] the compliance by the Company with the other provisions of this Agreement and the Indenture and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material contract filed as an exhibit to the Registration Statement or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or any of the Subsidiaries.

          (x) the Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission.

          (xi) the Company is not required to be registered under the Investment Company Act of 1940, as amended; and

          (xii) the registration statement originally filed with respect to the Securities and each amendment thereto and the Basic Prospectus and the Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the laws of jurisdictions in which such counsel are not admitted to practice, to the extent satisfactory to counsel for the Underwriters, upon the opinion of local counsel in such jurisdictions and in the case of the opinion described in paragraph (i) above upon certificates of public officials. The foregoing opinion shall also state that the Underwriters are justified in relying upon any such opinion of such local counsel, and copies of the opinion of such local counsel shall be delivered to the Representative[s] and counsel for the Underwriters.

          In addition to the matters set forth above, such counsel shall also state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent auditors, your representatives and your counsel, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and although they are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth therein) and have not made any independent check or verification thereof, during the course of such participation (relying as to the factual matters underlying the determination of materiality to a large extent upon the statements of officers or other representatives of the Company), no facts came to their attention that caused them to believe that the Registration Statement, as of the Effective Date and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and the date of such opinion, included or includes any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. It is understood that such counsel will express no belief with respect to the financial statements, the notes thereto and related schedules and other financial, numerical, statistical and accounting data included or omitted from the Registration Statement or the Prospectus and will express no belief with respect to the Statement of Eligibility and Qualification of the Trustee on Form T-1.

          References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment thereto at the date of such opinion.

          (c) The Representative[s] shall have received an opinion, dated the Firm Closing Date, of ________________, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus, and such other related matters as the Representative[s] may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of Maryland law upon the opinion of Schreck Morris referred to in paragraph (b) above.

          (d) The Representative[s] shall have received from KPMG Peat Marwick LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representative[s], to the effect that:

          (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

          (ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form and in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

          (iii) on the basis of a reading of the latest available interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an audit made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
     (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the shares of capital stock or indebtedness of the Company and its consolidated subsidiaries or any decreases in total assets, current assets or shareholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the ___________________ consolidated balance sheet included by incorporation by reference to the Company's Report on Form 10-Q for the fiscal quarter ended __________________ in the Registration Statement and the Prospectus, or for the period from ___________________ to such specified date there were any decreases, as compared with the corresponding period of the preceding fiscal year, in net revenues, net income before income taxes or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter or as set forth in or contemplated in the Prospectus; and

          (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in its Quarterly Report on Form 10-Q for the fiscal quarter ended __________, incorporated by reference in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

          In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative[s] deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative[s], make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment thereto at the date of such letter.

          (e) The Representative[s] shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that:

          (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or any amendment thereto or the Prospectus has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

          (iii) subsequent to the respective dates as of which information is given in the Registration Statement an the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto after the date hereof).

          (f) On or before the Firm Closing Date, the Representative[s] and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

          (g) Prior to the commencement of the offering of the Securities, the Securities shall have been accepted for listing on the American Stock Exchange [and the Common Stock issuable upon conversion of the Securities shall have been accepted for listing on the American Stock Exchange, subject to notice of issuance].

          All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representative[s] and counsel for the Underwriters. The Company shall furnish to the Representative[s] such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representative[s] and counsel for the Underwriters shall reasonably request.

          The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     7    Indemnification and Contribution. (a) The Company agrees to indemnify
          --------------------------------
and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the registration statement originally filed with respect to the Securities or any amendment thereto, the Prospectus or any amendment thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities [or the Common Stock issuable upon conversion of the Securities] under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application") or

          (iii) the omission or alleged omission to state in such registration statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Application as material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be
                             --------  -------
liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative[s] specifically for use therein and provided, further, that the Company will not be liable to any underwriter or any person controlling such underwriter with respect to any such untrue statement or omission made in any preliminary supplemental Prospectus that is corrected in the supplemental Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the supplemental Prospectus (as amended or supplemented), other than the document incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the supplemental Prospectus (as amended or supplemented) as required by the Act, unless such failure to deliver the supplemental Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 4(a)(v). This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

          (a) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company and any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative[s] specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company and any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (b)       Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representative[s] in the case of paragraph (a) of this
Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 7 in which case the indemnified party may effect such a settlement without such consent.

          In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts received by it with respect to the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

     8.   Default of Underwriters.  If one or more Underwriters default in their
          -----------------------
obligations to purchase Firm Securities or Option Securities hereunder and the aggregate [number] [principal amount] of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate [number] [principal amount] of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives[s] for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative[s]), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate [number] [principal amount] of Securities that is more than ten percent of the aggregate [number] [principal amount] of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representative[s] are not made within 36 hours after such default for the purchase by other persons who may include one or more of the non-defaulting Underwriters, including the Representative[s]) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 8, the Representative[s] shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 1 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     9.   Survival.  The respective representations, warranties, agreements,
          --------
covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 7 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 7 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     10.  Termination. This Agreement may be terminated with respect to the Firm
          -----------
Securities or any Option Securities in the sole discretion of the Representative[s] by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm closing Date or such Option Closing Date, respectively, the Representative[s] determine in their sole discretion that:

          (i) trading in the Securities or trading in the Common Stock shall have been suspended by the Commission or trading in securities generally on the American Stock Exchange or the International Stock Exchange of the United Kingdom shall have been suspended or minimum or maximum prices shall have been established for the Common Stock on either such exchange;

          (ii) a banking moratorium shall have been declared by New York, United Kingdom or United States authorities; or

          (iii) there shall have been (A) an outbreak or escalation of hostilities between the United States or the United Kingdom and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or the United Kingdom or (C) any other calamity or crisis having an effect on the financial markets that makes it impracticable or inadvisable to proceed with the public offering or the delivery of the securities as contemplated by the Registration Statement.

     11.  Information Supplied by Underwriters. The statements set forth in the
          ------------------------------------
last paragraph on the front cover page and under the heading "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representative[s] to the Company for the purposes of Sections 2 and 7(b) hereof. The Underwriters confirm that such statements (to such extent) are correct.

     12.  Notices. All communications hereunder shall be in writing and, if sent
          -------
to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to
______________________________________________________________, if sent to the
Company, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 9955 S.E. Washington, Suite 201, Portland, Oregon 97216,
Attention: President.

     13.  Successors.  This Agreement shall inure to the benefit of and shall be
          ----------
binding upon the several Underwriters, the Company and its respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 7 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 7 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     14.  APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND
          --------------
THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

     15.  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                           Very truly yours,

                                           ASSISTED LIVING CONCEPTS, INC.

                                           By:______________________________
                                                  Name:
                                                  Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

_____________________________

as Representative[s] of the several Underwriters

By: _____________________________

By:_______________________________
          Name:
          Title:

                                  SCHEDULE 1

                          UNDERWRITER[S'] COMMITMENTS

                                [Number] [Aggregate Principle Amount] of
                                Firm Securities to be Purchased from the
Underwriter                     Company
-----------                     ------------------------------------------

_________________________

           TOTAL.........       ______________